SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
SHORT-TERM BORROWINGS

NOTE 15. SHORT-TERM BORROWINGS

As of December 31, 2015 and 2016, short-term borrowings totaled $6.1 million and $2.5 million, respectively. These amounts were borrowed from certain financial institutions. The annual interest rates on these borrowings ranged from 1.81 percent to 1.90 percent for 2015 and from 1.70 percent to 2.13 percent for 2016. The maturity dates fell in January, February and May 2016 as of December 31, 2015, and fell in January  and May 2017 as of December 31, 2016. As of December 31, 2015 and 2016, the weighted-average interest rate on total short-term borrowings was 1.89 percent and 1.86 percent, respectively.

As of December 31, 2015 and 2016, the total amount of unused lines of credit available for borrowing under these agreements was approximately $12.9 million and $17.0 million, respectively.